UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 5, 2024
Federal Home Loan Bank of Dallas
____________________________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation		000-51405	71-6013989
_____________________ (State or other jurisdiction		_____________ (Commission	______________ (I.R.S. Employer
of incorporation)		File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600
Irving,	Texas		75063-2547
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(214)	441-8500
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2024, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for both member and independent directorships with four-year terms beginning on January 1, 2025. Three member directors and one independent director were elected to serve on the Bank's Board of Directors. This process took place in accordance with the rules governing the election of Federal Home Loan Bank directors as specified in the Federal Home Loan Bank Act of 1932, as amended, and the related regulations of the Federal Housing Finance Agency. A description of the Bank's director election process is contained in the Bank's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 21, 2024 (the "2023 10-K").

J. Mark Riebe was elected as a member director representing the state of Texas. Mr. Riebe, age 68, serves as Chairman of TexasBank in Fort Worth, Texas.

Jeff Austin III was also elected as a member director representing the state of Texas. Mr. Austin, age 62, serves as Chairman of Austin Bank Texas, N.A. in Jacksonville, Texas.

Stephen Panepinto was re-elected as a member director representing the state of Louisiana. Mr. Panepinto, age 71, serves as Chairman, President and Chief Executive Officer of Plaquemine Bank and Trust Company in Plaquemine, Louisiana.

Finally, Rufus Cormier, Jr. was re-elected as an independent director. Mr. Cormier, age 76, is a retired partner of the law firm of Baker Botts L.L.P. in Houston, Texas.

At the time of filing this report, the committees of the Bank's Board of Directors to which Mr. Riebe and Mr. Austin will be named have not been determined, nor has it been determined whether Mr. Panepinto and Mr. Cormier will continue to serve on the same board committees in 2025.

For a description of the Bank's director compensation, please refer to Item 11 of the Bank's 2023 10-K.

Since January 1, 2023, the Bank has not engaged in any transactions with any of the above-named persons or any members of their immediate families that require disclosure under applicable rules and regulations. There are no arrangements or understandings between any of the elected directors named above and any other persons pursuant to which that director was selected.

As a cooperative, the Bank's products and services are provided almost exclusively to its members. In the ordinary course of business, transactions between the Bank and its members are carried out on terms which are established by the Bank, including pricing and collateralization terms, under its Member Products and Credit Policy, which treats all similarly situated members on a non-discriminatory basis. The Bank provides, in the ordinary course of its business, products and services to members whose officers or directors serve as member directors of the Bank. The Bank's products and services are provided to such members on terms that are no more favorable to them than comparable transactions with other similarly situated members of the Bank whose officers or directors do not serve as member directors of the Bank.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described in Item 5.02, on November 5, 2024, the Bank completed its director election process for both member and independent directorships that will commence on January 1, 2025.

Member institutions may only cast votes for a nominee or abstain from voting and may not cast votes against a nominee or indicate that they are withholding votes from a nominee.

For the member directorships commencing on January 1, 2025, there were five nominees for two member directorships representing the state of Texas and one nominee for one member directorship representing the state of Louisiana. There were no open member directorships for the states of Arkansas, Mississippi or New Mexico. There was one nominee for the independent directorship commencing on January 1, 2025. To be elected as a sole nominee for an independent directorship, a candidate must receive at least 20 percent of the number of votes eligible to be cast in the election.

Because Stephen Panepinto was the sole nominee for the member directorship representing the state of Louisiana, he was deemed elected without further action and therefore members were not requested to cast votes for this position.

There were 473 member institutions in Texas that were eligible to cast a total of 6,616,799 votes for each of the two member directorships representing that state, of which 272 institutions cast a total of 8,716,206 votes. J. Mark Riebe and Jeff Austin III were elected to serve as member directors representing the state of Texas. The results of the election for the state of Texas were as follows:

Nominee	Member Institution	Number of Votes Received

J. Mark Riebe	TexasBank	3,101,797
Chairman	Fort Worth, TX

Jeff Austin III	Austin Bank Texas, N.A.	2,058,801
Chairman	Jacksonville, TX

Andy Marshall	FirstBank Southwest	2,017,810
Director, President and Chief Executive Officer	Amarillo, TX

Thomas E. Turner	The First State Bank	914,219
Chairman and Chief Executive Officer	Abernathy, TX

S. David Deanda, Jr.	Lone Star National Bank	623,579
President	McAllen, TX

There were 790 member institutions in the Bank's five-state district that were eligible to cast a total of 8,871,853 votes for the one independent directorship, of which 271 institutions cast a total of 4,300,602 votes for Rufus Cormier, Jr. Mr. Cormier received more than 20 percent of the number of votes eligible to be cast in the election to fill the directorship for which he was nominated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

Date:	November 12, 2024	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer